UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 31, 2006



                         American Telecom Services, Inc.
             (Exact name of Registrant as specified in its charter)


        Delaware                        1-32736                  77-0602480
(State of incorporation)         (Commission File No.)          (IRS Employer
                                                             Identification No.)

                                 2466 Peck Road
                       City of Industry, California 90601
                    (Address of principal executive offices)


                  Registrant's telephone number: (562) 908-1287


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition.

     On August 31, 2006, we issued a press release announcing that Bruce Hahn, our Chief Executive Officer, and Adam Somer, President, will present at the Kaufman Bros., LP 9th Annual Investor Conference in New York City at 3 p.m. (Eastern) on September 7. The conference is located at the W Hotel on Lexington Avenue in New York City, and our presentation will be in the Sea/Ocean Room. The presentation will also be webcast, and interested parties may visit http://www.wsw.com/webcast/kbro11/tes/ to listen to the presentation. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired - None

(b)  Pro Forma Financial Information - None

(c)  Shell Company Transactions - None

(d)  Exhibits:


    Exhibit No.       Description
    -----------       -----------

      99.1            Press release issued by us on August 31, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2006


                                          AMERICAN TELECOM SERVICES, INC.



                                          By:  /s/Lawrence Burstein
                                               ---------------------------------
                                               Name:  Lawrence Burstein
                                               Title:    Chairman